Putnam
High Yield
Municipal
Trust

SEMIANNUAL REPORT
September 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Morningstar, Inc., an independent rating agency, awarded Putnam High
  Yield Municipal Trust an overall rating of 4 out of a possible 5 stars for the 5-year period ended September 30, 1997. This puts the fund among 22.5% of the 196 closed-end tax-free municipal bond funds rated.*

* Lipper Analytical Services ranked the fund 3 out of 12 closed-end high-yield municipal debt funds tracked for 5-year performance as of September 30, 1997, placing it in the top 24% of the funds rated.+

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

18 Financial statements

26 Results of October 9, 1997 shareholder meeting

* Morningstar ratings are subject to change every month and are calculated from a fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate sales charge adjustments and a risk factor that reflects performance compared to 90-day Treasury bill monthly returns. 10% of the funds in an investment category receive 5 stars; 22.5% receive four stars, and 35% receive 3 stars.

+ Lipper is an industry research firm whose rankings are based on total return performance, vary overtime, and do not reflect the effects of sales charges. The fund ranked 9 out of 13 and 4 out of 13 for l- and 3-year performance, respectively, as of 9/30/97. Performance of other share classes will vary. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

A substantially stronger municipal bond market brightened the first half of Putnam High Yield Municipal Trust's fiscal year, helping to bring its performance within a few basis points of its benchmark index. This is no small achievement, considering that the index encompasses the full spectrum of tax-free bonds in today's market, while the fund's portfolio emphasizes higher-yielding lower-rated bonds -- generally characterized more by their income-producing capability than their total return potential.

While your fund's strength in general reflects that of the market, its performance is also the result of the skillful securities selection and positioning strategies implemented by manager Blake Anderson. In the following report, Blake explains some of the key portfolio events of the fiscal year's first half and forecasts his expectations for the rest of fiscal 1998.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 19, 1997



Report from the Fund Manager
Blake E. Anderson

In a market characterized by historically tight yield spreads between municipal bonds at both ends of the credit-quality spectrum, higher-yielding lower-rated bonds outperformed their higher-quality brethren amid continued economic growth. This fact, coupled with low inflation, contributed to Putnam High Yield Municipal Trust's total returns of 4.88% at net asset value and 7.31% at market price for the semiannual period ended September 30, 1997.

* DESPITE POSITIVE FUNDAMENTALS, STRONG ECONOMY WARRANTS DEFENSIVE TONE

Low volatility and narrow trading ranges characterized the fixed-income markets during the period. In fact, bond prices have not moved more than three quarters of a percentage point in either direction over the past two years. This lack of direction stems from a strong tug of war between high economic growth (negative for the bond market) and low inflation (positive for the bond market). This is not to say that we haven't seen days of volatile trading, of course; they exist. But over time, the markets have not traveled very far in either direction.

What makes today's municipal bond market different from that of six months ago is that yields there have recently become much more attractive relative to Treasury yields. This change, in turn, has made the after-tax advantages of investing in municipal bonds even more pronounced. Furthermore, relative prices have not been this low since early 1996 -- implying that tremendous value still exists in today's market. During September, the market experienced a dramatic surge in supply from refundings and new issues. This boost in supply was easily absorbed by the market's rigorous demand, much of which is coming from nontraditional buyers and insurance companies.

* BARBELL STRATEGY HELPS FUND SEEK INCOME AND RELATIVE STABILITY

Our portfolio decisions over the period have focused on building high coupon income and maintaining a stable net asset value. Accordingly we are maintaining the fund's barbell configuration with holdings concentrated at the higher-quality and higher-yielding ends of the municipal market. Our goal is to select issues that produce high income while maintaining stable prices. Nearly 30% of portfolio holdings are securities of the highest credit quality
(Aaa), while just over 60% of the holdings are invested in bonds rated Baa, Ba, and B. This translates into an average quality rating of A.

During the period, the gap between yields of lower-rated versus higher-rated securities narrowed. When interest rates are low and bond investors' confidence level is strong, investors are often more comfortable with higher-risk investments such as lower-rated higher-yielding bonds. As a result, lower-quality bonds outperformed higher-quality bonds, and investors were rewarded for taking on the extra credit risk. We believe the in-depth credit research that is a hallmark of our investment process is invaluable in allowing the fund to take advantage of these bonds' potential.

* TRANSPORTATION, UTILITIES, AND PREREFUNDINGS

As part of the fund's sector strategy, during the period we sought to add securities that we believed were undervalued or whose issuers were in turnaround situations while taking profits on those that have undergone marked appreciation. At period's end, the portfolio's top three sectors were transportation, utilities, and prerefundings.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aa                   2.2%

Aaa                 29.8%

Other and cash       2.0%

A                    1.4%

B                   16.3%

Ba                  22.9%

Baa                 23.7%

Below B              1.7%

Footnote reads:
*As a percentage of market value as of 9/30/97. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

The transportation sector, which accounts for 25% of portfolio net assets, mainly consists of airline and airport revenue bonds. Years of cost cutting and industry consolidation have created healthier, more stable airline companies. Furthermore, a strong economy coupled with steady capacity and strong consumer demand is also boosting profits. Such positive fundamentals resulted in several upgrades within your fund -- particularly Continental Airlines bonds. Denver City and County Airport Revenue Bonds, perennial favorites, appreciated on improving fundamentals. With the increased passenger capacity on the airlines has come increased fees and cash flow from airport operations and associated facilities such as restaurants, parking, hotels, and retail outlets.

Investor-owned utilities represent another area in which deregulation and some consolidation are creating investment opportunities. Public utility bonds are a type of revenue bond that is self-funding; that is, user fees assessed for water, electricity, gas, or sewer services become the source of the bonds' payment to investors. Since the issuers have the ability to set user fees, income from these bonds is relatively stable and the bonds carry a lower risk of default than other types of municipal bonds. Of course, the economic health and potential growth of the service area are important variables when evaluating the credit risk of public utility bond issuers.

Prerefundings continued to make a healthy contribution to your fund's performance and portfolio quality. A prerefunding occurs when inflation and interest rates are low and a municipality takes steps to reduce the interest costs. This is accomplished by issuing enough new bonds to pay off the original issues at the first call date or maturity. Proceeds from the new issue in an amount sufficient to pay off the entire original issue are invested in an escrow fund made up of U.S. government obligations. Because of the safety of principal represented by the government securities, the older bonds generally are considered to have the quality of Aaa-rated bonds once the escrow fund is established. Upgrades by the rating agencies will typically follow. At the end of the period, 13.2% of the bonds in the portfolio were prerefunded.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Iowa Financing Authority Health Care Facility
9.25%, 7/1/25

Los Angeles (California) Regional Airports Improvement Corp.
9.25%, 8/1/24

Denver (Colorado) City and County Airport
8.50%, 11/15/23

Delaware Valley Regional Financing Authority
7.75%, 7/1/27

Midland County (Michigan) Economic Development Corp.
9.50%, 7/23/09

Butler (Alabama) Industrial Development Board
8.00%, 9/1/28

Massachusetts State Port Authority Special Project
10.00%, 3/1/26

Hammond (Indiana) Industrial Port Authority
9.65%, 6/1/14

Texas State Housing and Community Affairs Home Mortgage
9.62%, 7/2/24

Massachusetts State Industrial Financing Agency
9.00%, 5/1/22

Footnote reads:
These holdings represent 28.3% of the fund's net assets as of 9/30/97. Portfolio holdings will vary over time.

While we believe the future of the forest products and paper industries remains promising over the longer term, this sector has been struggling for some time. Paper products continue to be negatively impacted by declining prices of recycled pulp, largely the result of abundant supply. The de-ink pulp industry, which recycles office paper, has been particularly hard hit with news of defaults, and your fund's holdings in this area were not spared. The fund's performance was pinched as a result, but the bonds' high income potential remains an attractive asset. We've begun to see signs that prices may be bottoming out with some of the more distressed companies turning their balance sheets around.

Intensive scrutiny of bond issuers' credit quality, funding sources, and future prospects will continue to guide the fund's investment process. As these bonds gain broader acceptability, it is likely that they will be considered more creditworthy investments, and should upgrades occur, they could be expected to reflect favorably on the bonds' prices.

* OUTLOOK REMAINS CAUTIOUS BUT OPPORTUNISTIC

As time goes on, we believe there will be moderate upward pressure on interest rates most likely in the form of wage pressures. We anticipate that the news on inflation will slowly deteriorate. With that expectation, we believe that taking on excessive risk would not reward the fund and we plan to maintain our defensive strategies. More specifically we will keep a slightly shorter-than-market duration of 61/2 to 7 years, with maturities falling in the 10- to 20-year range. As we have stated before, shorter durations can help preserve principal value as interest rates gradually move upward.

Fund management will also keep a vigilant eye on the economy and continue to rely on in-depth research to evaluate new and existing holdings. When the rope in the strong economy/low inflation tug of war slowly begins to fray, we believe that our defensive management strategies will be rewarded.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam High Yield Municipal Trust is designed for investors seeking high current income free from federal income tax through higher-yielding, lower-rated municipal securities.

TOTAL RETURN FOR PERIODS ENDED 9/30/97

                                                     Lehman Bros.  Consumer
                                          Market      Municipal      Price
                                 NAV       price     Bond Index      Index
------------------------------------------------------------------------------
6 months                        4.88%       7.31%       6.57%        0.75%
------------------------------------------------------------------------------
1 year                          8.83       14.01        9.03         2.15
------------------------------------------------------------------------------
5 years                        45.65       53.76       41.44        14.08
Annual average                  7.81        8.99        7.18         2.67
------------------------------------------------------------------------------
Life of fund (5/25/89)         94.01      106.39       91.53        30.21
Annual average                  8.26        9.04        8.11         3.22
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 9/30/97
------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                           6
------------------------------------------------------------------------------
Income                                      $0.345
------------------------------------------------------------------------------
Capital gains1                                  --
------------------------------------------------------------------------------
   Total                                    $0.345
------------------------------------------------------------------------------
Preferred shares Series A (900 shares)
------------------------------------------------------------------------------
Income                                     $921.18
------------------------------------------------------------------------------
Capital gains                                   --
------------------------------------------------------------------------------
   Total                                   $921.18
------------------------------------------------------------------------------
Share value
(common shares):                      NAV            Market price
------------------------------------------------------------------------------
3/31/97                             $9.12              $10.25
------------------------------------------------------------------------------
9/30/97                              9.24              10.625
------------------------------------------------------------------------------
Current return
(common shares):                      NAV            Market price
------------------------------------------------------------------------------
End of period
------------------------------------------------------------------------------
Current dividend rate2               7.47%               6.49%
------------------------------------------------------------------------------
Taxable equivalent3                 12.37               10.75
------------------------------------------------------------------------------
1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or Market price at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index* is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Portfolio of investments owned
September 30, 1997 (Unaudited)

Key to Abbreviations
AMBAC      -- AMBAC Indemnity Corporation
COP        -- Certificate of Participation
FGIC       -- Financial Guaranty Insurance Company
FNMA Coll. -- Federal National Mortgage Association Collateralized
FSA        -- Financial Security Assurance
GNMA Coll. -- Government National Mortgage Association Collateralized
IF         -- Inverse Floater
IFB        -- Inverse Floating Rate Bonds
MBIA       -- Municipal Bond Investors Assurance Corporation
VRDN       -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.3%) *
PRINCIPAL AMOUNT                                                               RATING **               VALUE

Alabama (2.6%)
------------------------------------------------------------------------------------------------------------
     $5,750,000  Butler, Indl. Dev. Board Rev. Bonds
                   (Solid Waste Disp. James River Corp.),
                   8s, 9/1/28                                                  BBB            $    6,547,813

Arizona (2.5%)
------------------------------------------------------------------------------------------------------------
      2,500,000  Coconino Cnty., Poll. Control Corp.
                    Rev. Bonds (Tuscon/Navajo Elec. Pwr.),
                    Ser. A, 7 1/8s, 10/1/32                                    B                   2,753,125
      3,000,000  Tucson, Arpt. Auth. Special Fac. Rev. Bonds
                   (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19                   A                   3,386,250
                                                                                              --------------
                                                                                                   6,139,375

California (7.3%)
------------------------------------------------------------------------------------------------------------
      5,370,000  CA Hlth. Fac. Auth. Rev. Bonds (Valley
                   Presbyterian Hosp.), Ser. A, 9s, 5/1/12                     BBB                 5,383,264
      5,700,000  CA Statewide Cmnty. Dev. Auth. IF COP
                   (Motion Picture & TV Fund), AMBAC,
                   5.35s, 1/1/22                                               AAA                 4,852,125
      6,415,000  Los Angeles, Regl. Arpts. Impt. Corp.
                   Rev. Bonds (Continental Airlines),
                   9 1/4s, 8/1/24                                              BB/P                7,738,094
                                                                                              --------------
                                                                                                  17,973,483

Colorado (5.3%)
------------------------------------------------------------------------------------------------------------
                 Denver City & Cnty., Arpt. Rev. Bonds, Ser. A
      1,330,000    Pre-refunded, 8 3/4s, 11/15/23                              Aaa                 1,569,400
      3,670,000    8 3/4s, 11/15/23                                            Baa                 4,316,838
      6,350,000    MBIA, 8 1/2s, 11/15/23 #                                    Baa                 7,254,875
                                                                                              --------------
                                                                                                  13,141,113
Delaware (2.8%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Delaware Valley, Regl. Fin. Auth. Govt.
                   Rev. Bonds, Ser. C, AMBAC, 7 3/4s, 7/1/27                   Aaa                 6,812,500

Georgia (3.2%)
------------------------------------------------------------------------------------------------------------
      3,025,000  De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                   (Briarcliff Park Apts.), Ser. B, 10s, 4/1/17                B/P                 3,350,188
      3,900,000  GA Med. Ctr. Hosp. Auth. IFB (Columbus
                   Regl. Hlth. Care Syst.), Ser. B, MBIA, 8.729s,
                   8/1/10                                                      AAA                 4,563,000
                                                                                              --------------
                                                                                                   7,913,188

Illinois (5.4%)
------------------------------------------------------------------------------------------------------------
                 Chicago, O'Hare Intl. Arpt. Special
                   Fac. Rev. Bonds
      1,393,000    (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18             Baa                 1,575,831
      1,800,000    (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18           Baa                 2,029,500
      4,250,000    (American Airlines Inc.), 8.2s, 12/1/24                     Baa                 5,073,438
      2,250,000  IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab
                   Fac.), Ser. A, 7 7/8s, 7/1/20                               BB/P                2,550,938
      1,945,000  IL Edl. Fac. Auth. Rev. Bonds (Steppenwolf
                   Theatre), 9.65s, 7/1/19                                     BB/P                2,030,872
                                                                                              --------------
                                                                                                  13,260,579

Indiana (2.4%)
------------------------------------------------------------------------------------------------------------
      5,480,441  Hammond, Indl. Port Auth. COP, 9.65s, 6/1/14                  BB/P                5,912,027

Iowa (4.6%)
------------------------------------------------------------------------------------------------------------
      8,500,000  IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                   (Care Initiatives), 9 1/4s, 7/1/25                          BB/P               11,305,000

Kentucky (2.4%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Boone Cnty., Poll. Control Rev. Bonds (Dayton
                   Pwr. & Lt. Co.), Ser. A, 6 1/2s, 11/15/22                   Aa                  4,355,000
      1,470,000  Jefferson Cnty., 1st Mtge. Rev. Bonds
                   (AHF/KY-IOWA Inc.), 10 1/4s, 1/1/20                         B/P                 1,543,500
                                                                                              --------------
                                                                                                   5,898,500

Louisiana (6.3%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Hodge, Combined Util. Rev. Bonds
                   (Stone Container Corp.), 9s, 3/1/10                         B/P                 5,418,750
                 LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
      1,889,447    (Emily Morten Foundation), 10 1/4s, 5/1/19                  B/P                 1,896,533
      2,500,000    (St. James Place), 10s, 11/1/21                             B/P                 2,771,875
      2,000,000  St. Charles Parish, Poll. Control Rev. Bonds
                   (LA Pwr. & Lt.), 8 1/4s, 6/1/14                             Baa                 2,157,500
      3,000,000  St. James Parish, Solid Waste Disp. Rev. Bonds
                   (Kaiser Aluminum), 8s, 12/1/24                              Ba                  3,225,000
                                                                                              --------------
                                                                                                  15,469,658
Massachusetts (15.3%)
------------------------------------------------------------------------------------------------------------
      2,600,000  MA Muni. Whsl. Pwr. Supply VRDN,
                   Ser. C, 4s, 7/1/19                                          VMIG1               2,600,000
                 MA State Hlth. & Edl. Fac. Auth. IFB
      3,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 9.57s, 8/15/21          Aaa                 3,521,250
      2,000,000    (New England Med. Ctr.), MBIA, 6.48s, 7/1/18                Aaa                 1,950,000
                 MA State Indl. Fin. Agcy. Resource Recvy.
                   Rev. Bonds (Southeastern MA)
      1,500,000    Ser. B, 9 1/4s, 7/1/15                                      BB/P                1,708,125
      3,500,000    Ser. A, 9s, 7/1/15                                          BB/P                3,972,500
                 MA State Indl. Fin. Agcy. Rev. Bonds
        950,000    (Odd Fellows Home of MA), 9.6s, 1/1/15                      BB/P                1,015,313
      4,500,000    (Orchard Cove Inc.), 9s, 5/1/22                             AAA/P               5,467,500
      4,250,000    (Emerson College), 8.9s, 1/1/18                             BB/P                4,717,500
      3,400,000    (Evanswood Bethzatha), 7.85s, 1/15/17                       B/P                 3,531,750
      2,410,000  MA State Indl. Fin. Agcy. Tunnel Rev. Bonds
                   (MA Tpk.), 9s, 10/1/20                                      AAA/P               2,777,525
      5,800,000  MA State Port Auth. Special Project
                   Rev. Bonds (Harborside Hyatt), 10s, 3/1/26                  B/P                 6,329,250
                                                                                              --------------
                                                                                                  37,590,713

Michigan (6.5%)
------------------------------------------------------------------------------------------------------------
      2,763,000  Detroit, Hosp. Fac. Fin. Auth. Rev. Bonds
                   (MI Hlth. Care Corp.), 10s, 12/1/20
                   (In default) +                                              C                     497,340
      2,605,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment
                   Rev. Bonds, Ser. A, 9 1/2s, 5/1/21                          BBB/P               3,285,556
                 MI State Strategic Fund Ltd. Oblig. Rev. Bonds
      4,800,000    (Mercy Svcs. for Aging), 9.4s, 5/15/20                      AAA                 5,454,000
        960,000    (MI Hlth. Care Corp.), 9.1s, 12/1/14
                   (In default) +                                              D/P                   172,800
      6,000,000  Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                   (Poll. Ctrl.), Ser. B, 9 1/2s, 7/23/09                      B/P                 6,622,500
                                                                                              --------------
                                                                                                  16,032,196

Mississippi (1.3%)
------------------------------------------------------------------------------------------------------------
      3,035,000  Claiborne Cnty., Poll. Control Rev. Bonds (Middle
                   South Energy, Inc.), Ser. C, 9 7/8s, 12/1/14                Ba                  3,300,563

Missouri (2.1%)
------------------------------------------------------------------------------------------------------------
      4,800,000  Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
                   (Park Lane Med. Ctr.), 8 3/4s, 1/1/15                       BB/P                5,106,000

Nebraska (0.5%)
------------------------------------------------------------------------------------------------------------
      1,000,000  NE Investment Hosp. Fin. Auth. IFB, MBIA,
                   9.203s, 12/8/16                                             Aaa                 1,188,750
New Hampshire (3.4%)
------------------------------------------------------------------------------------------------------------
                 NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
      1,895,000    (Havenwood-Heritage Heights),
                   9 3/4s, 12/1/19                                             AAA/P               2,165,038
      1,000,000    (NH College), 6 3/8s, 1/1/27                                BBB                 1,017,500
      1,500,000  NH State Bus. Fin. Auth. Swr. & Solid
                   Waste Rev. Bonds (Crown Paper),
                   7 7/8s, 7/1/26                                              BB                  1,708,125
      3,500,000  NH State Indl. Dev. Auth. Poll. Control
                   Rev. Bonds (United Illuminating Co.),
                   Ser. B, 10 3/4s, 10/1/12                                    Baa                 3,605,000
                                                                                              --------------
                                                                                                   8,495,663

New York (7.4%)
------------------------------------------------------------------------------------------------------------
      2,500,000  NY City, Hlth. & Hosp. Corp. VRDN (Hlth.
                   Syst.), Ser. A, 4s, 2/15/26                                 VMIG1               2,500,000
      2,350,000  NY State Energy Res. & Dev. Auth. Poll.
                   Control IFB (Niagra Mohawk Pwr.),
                   FGIC, 10.05s, 7/1/29 (acquired 12/1/94
                   cost $2,453,729) [DBL. DAGGER]                              Aaa                 3,057,933
      4,000,000  NY State Energy Res. & Dev. Auth. Poll. Control
                   Rev. Bonds (Rochester Gas & Elec. Co.,),
                   Ser. C, FSA, 8 1/8s, 12/1/28                                Aaa                 4,270,000
      3,000,000  NY State Hsg. Fin. Agcy. Svcs. Contract Oblig.
                   Rev. Bonds, Ser. A, 7 3/8s, 9/15/21                         Aaa                 3,423,750
                 NY State Local Govt. Assistance Corp.
                   Rev. Bonds
      1,500,000    Ser. A, 7s, 4/1/16                                          Aaa                 1,663,125
      2,000,000    Ser. D, 6 3/4s, 4/1/21                                      Aaa                 2,235,000
      1,000,000  Port Auth NY & NJ Special Oblig. Rev. Bonds
                   (Continental/Eastern Laguardia), 9 1/8s,
                   12/1/15                                                     BB/P                1,138,750
                                                                                              --------------
                                                                                                  18,288,558

Ohio (2.0%)
------------------------------------------------------------------------------------------------------------
      4,550,000  Dayton, Special Fac. Rev. Bonds (Emery Air
                   Freight Corp.), Ser. A, 12 1/2s, 10/1/09                    BBB                 4,976,881

Pennsylvania (6.3%)
------------------------------------------------------------------------------------------------------------
        280,000  Allegheny Cnty., Indl. Dev. Auth. Arpt. Special
                   Fac. Rev. Bonds (U.S. Air, Inc.), Ser. A,
                   8 7/8s, 3/1/21                                              B                     320,600
      2,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth.
                   Hosp. Rev. Bonds (United Hosp. Inc.),
                   Ser. A, 8 3/8s, 11/1/11                                     AAA                 2,207,500
      3,250,000  PA Econ. Dev. Fin. Auth. Rev. Bonds
                   (MacMillan Ltd. Partnership), 7.6s, 12/1/20                 Baa                 3,741,563
      2,500,000  PA State Higher Edl. Assistance Agcy. Student
                   Loan IFB, AMBAC, 9.409s, 9/3/26                             Aaa                 2,837,500
      2,100,000  Philadelphia, Muni. Auth. Rev. Bonds (Justice
                   Lease), Ser. C, 8 5/8s, 11/15/16                            AAA                 2,480,625
      3,400,000  Philadelphia, Regl. Port Auth. Lease IFB
                   (Kidder Mvrics), MBIA, 8.32s, 9/1/13                        Aaa                 3,918,500
                                                                                              --------------
                                                                                                  15,506,288
Texas (3.8%)
------------------------------------------------------------------------------------------------------------
      2,500,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                   (American Airlines, Inc.), 7 1/2s, 12/1/29                  Baa                 2,721,875
        715,000  Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                   (Nancy Travis Memorial Hosp.), 10s, 5/15/13                 B/P                   786,500
      4,800,000  TX State Hsg. & Cmnty. Affairs Home Mtge. IFB,
                   Ser. C, FNMA Coll., GNMA Coll.,
                   9.622s, 7/2/24                                              AAA                 5,802,000
                                                                                              --------------
                                                                                                   9,310,375

Utah (3.2%)
------------------------------------------------------------------------------------------------------------
      3,300,000  Carbon Cnty., Util. Rev. Bonds (Laidlaw
                   Solid Waste Disp.), Ser. A, 7 1/2s, 2/1/10                  Baa                 3,716,625
      4,000,000  Tooele Cnty., Poll. Control Rev. Bonds
                   (Laidlaw Enviromental), Ser. A, 7.55s, 7/1/27               B/P                 4,140,000
                                                                                              --------------
                                                                                                   7,856,625

Washington (1.3%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Port Walla Walla, Pub. Corp. Solid Waste
                   Recycling Rev. Bonds (Ponderosa Fibres),
                   9 1/8s, 1/1/26                                              CCC/P               3,250,000

Wisconsin (0.4%)
------------------------------------------------------------------------------------------------------------
        835,000  WI Hsg. & Econ. Dev. Auth. IFB (Home
                   Ownership Dev.), 9.895s, 10/25/22                           Aa                    931,025
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $232,647,901) ***                                    $  242,206,873
------------------------------------------------------------------------------------------------------------

 * Percentages indicated are based on net assets of $246,278,865.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 1997 for the securities listed.
   Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

   The table below shows the percentage of the fund's investment on September 30, 1997 in securities assigned to various rating categories by Moody's and Standard & Poor's and in unrated securities determined by Putnam Management to be of comparable quality.

                                        Unrated securities
                 Rated securities      of comparable quality,
                 as a percentage of     as a percentage of
Rating           fund's net assets      fund's net assets

AAA/Aaa               25.1%                    4.2%
AA/Aa                  2.1                      --
A/A                    1.4                      --
BBB/Baa               22.0                     1.3
BB/Ba                  3.3                    19.2
B/B                    1.2                    14.8
Caa/CCC                 --                     1.3
Ca/CC                   --                      --
C                      0.2                      --
D                       --                     0.1
A-1/VMIGI              2.1                      --
                      ----                    ----
                      57.4%                   40.9%

         *** The aggregate identified cost on a tax basis is $232,647,901, resulting in gross unrealized appreciation and depreciation of $22,599,780 and $13,040,808, respectively, or net unrealized appreciation of $9,558,972.

           + Non-income-producing security.

[DBL DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 1997 was $3,057,933 or 1.2% of net assets.

           # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 1997.

             The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at September 30, 1997.

             The fund had the following industry group concentrations greater than 10% at September 30, 1997 (as a percentage of net assets):

                Transportation      25.0%
                Healthcare          20.2
                Utilities           10.9




----------------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 1997 (Unaudited)

                                   Total        Aggregate     Expiration     Unrealized
                                   Value       Face Value        Date       Depreciation
----------------------------------------------------------------------------------------
U.S. Treasury 20 Year
Bond (Short)                       8,300,250      8,104,373    12/20/97      (195,877)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities at value
(identified cost $232,647,901)                                                         $242,206,873
---------------------------------------------------------------------------------------------------
Cash                                                                                        710,807
---------------------------------------------------------------------------------------------------
Interest receivable                                                                       5,069,902
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                               35,000
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                              24,750
---------------------------------------------------------------------------------------------------
Total assets                                                                            248,047,332

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     1,252,580
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                436,468
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   25,478
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 7,281
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,738
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       44,922
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         1,768,467
---------------------------------------------------------------------------------------------------
Net assets                                                                             $246,278,865

Represented by
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares, (8,000 shares authorized;
900 shares issued at $50,000 per share) (Note 4)                                       $ 45,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)                 200,970,488
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              1,226,969
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                   (10,281,687)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                9,363,095
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $246,278,865

Computation of net asset value
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                   $ 45,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on Series A remarketed preferred shares                      28,851
---------------------------------------------------------------------------------------------------
Net assets allocated to Series A remarketed preferred shares-
liquidation preference                                                                 $ 45,028,851
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                  $201,250,014
---------------------------------------------------------------------------------------------------
Net assets per common share ($201,250,014 divided by 21,784,543 shares)                       $9.24
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended September 30, 1997 (Unaudited)


Tax exempt interest income:                                                            $ 9,484,390
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           867,844
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             127,680
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                           5,352
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,493
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     16,478
--------------------------------------------------------------------------------------------------
Auditing                                                                                    25,882
--------------------------------------------------------------------------------------------------
Legal                                                                                       13,752
--------------------------------------------------------------------------------------------------
Postage                                                                                     12,004
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       16,570
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                      55,750
--------------------------------------------------------------------------------------------------
Other                                                                                       21,487
--------------------------------------------------------------------------------------------------
Total expenses                                                                           1,166,292
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (45,647)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             1,120,645
--------------------------------------------------------------------------------------------------
Net investment income                                                                    8,363,745
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                        (5,886,406)
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                             47,788
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period                 8,211,731
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  2,373,113
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $10,736,858
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                       September 30           March 31
                                                                                               1997*              1997
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 $   8,363,745      $  17,450,841
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                  (5,838,618)           800,327
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                             8,211,731         (2,627,862)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     10,736,858         15,623,306
----------------------------------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred
shareholders from net investment income                                                    (829,062)        (1,577,970)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations applicable to common shareholders (excluding cumulative undeclared
dividends on remarketed preferred shares of $28,851
and $22,191, respectively)                                                                9,907,796         14,045,336
----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders from
net investment income                                                                    (7,500,477)       (14,890,644)
----------------------------------------------------------------------------------------------------------------------
Increase from issuance of common shares in connection
with reinvestment of distributions                                                        1,035,191          2,083,092
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              3,442,510          1,237,784

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     242,836,355        241,598,571
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $1,226,969 and $1,192,763, respectively)                                      246,278,865        242,836,355

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                                         21,679,818         21,458,424
----------------------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions                              104,725            221,394
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                                               21,784,543         21,679,818
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of period                                                                               900                900
----------------------------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                     ended
Per-Share                         Sept. 30
operating performance           (Unaudited)                                  Year ended March 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                    $9.12            $9.16            $9.03            $9.23            $9.49            $8.99
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .39              .80              .80              .81              .81              .86
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .12             (.08)             .13             (.19)            (.27)             .51
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .51              .72              .93              .62              .54             1.37
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income:
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders           (.04)            (.07)            (.08)            (.07)            (.05)            (.06)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders              (.35)            (.69)            (.72)            (.75)            (.75)            (.81)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.39)            (.76)            (.80)            (.82)            (.80)            (.87)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period (common shares)      $9.24            $9.12            $9.16            $9.03            $9.23            $9.49
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period (common shares)    $10.625           $10.25           $10.00            $9.50            $9.25           $10.50
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return at
market value (%)
(common shares (a)                  7.31*           10.26            13.60            11.50            (4.99)           15.48
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)     $246,279         $242,836         $241,599         $236,333         $238,148         $241,187
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)         .58*            1.15             1.17             1.17             1.17             1.17
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)        3.76*            8.05             7.79             8.27             7.97             8.58
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              9.76*            9.30            34.45            49.11            28.55            53.89
------------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended March 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 3)




Notes to financial statements
September 30, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam High Yield Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high yielding tax-exempt municipal securities constituting a portfolio that the fund's Manager, Putnam Investment Management, Inc., ("Putnam Management"), a wholly owned subsidiary of Putnam Investments, Inc., believes to be consistent with prudent investment management.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 1997, the fund had a capital loss carryover of approximately $4,443,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

       Loss Carryover       Expiration
--------------------------------------------
          3,135,000       March 31, 2003
          1,308,000       March 31, 2004

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on September 30, 1997 was 3.9%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses) and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

Note 2
Management fee,
administrative services
and other transactions

Compensation of Putnam Management, for management investment advisory, and administrative services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended September 30, 1997, fund expenses were reduced by $45,647 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $553 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended September 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $23,787,740 and $22,757,443, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986 as amended. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At September 30, 1997, no such restrictions have been placed on the fund.



Results of October 9, 1997 shareholder meeting

A meeting of shareholders of the fund was held on October 9, 1997. At the meeting, each of the nominees for Trustees was elected, as follows:

                              Common Shares           Preferred Shares
                                           Votes                   Votes
                          Votes for     withheld    Votes for    withheld
Jameson Adkins Baxter    19,344,535      341,833       899           0
Hans H. Estin            19,335,131      351,237       899           0
R.J. Jackson             19,345,815      340,553       899           0
Elizabeth T. Kennan      19,335,785      350,583       899           0
Lawrence J. Lasser       19,329,161      357,207       899           0
Donald S. Perkins        19,321,407      364,961       899           0
William F. Pounds        19,319,730      366,638       899           0
George Putnam            19,328,386      357,982       899           0
George Putnam, III       19,313,023      373,345       899           0
A.J.C. Smith             19,346,415      339,953       899           0
W. Nicholas Thorndike    19,338,496      347,872       899           0

A proposal to ratify the selection of Price Waterhouse L.L.P. as auditors for the fund was approved as follows: Common Shares -- 19,266,068 votes for, and 102,602 votes against, with 317,698 abstentions and broker non-votes; Preferred Shares -- 899 votes for, and 0 votes against, with 0 abstentions and broker non-votes. All tabulations are rounded to nearest whole number.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

36851-054   11/97